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                                                                  Exhibit 10 iii


                          DATED 5 April 2001



                      (1) DERRAGLEN TRADING LIMITED


                       (2)PEMSTAR IRELAND LIMITED


                                 AND


                           (3) PEMSTAR INC.



                          ----------------------------

                                LEASE

                          ----------------------------



                        MATHESON ORMSBY PRENTICE
                              SOLICITORS
                           30 HERBERT STREET
                              DUBLIN 2


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THIS LEASE made the 5th day of April 2001 BETWEEN


(1) DERRAGLEN TRADING LIMITED having its registered office at Lismullen Gaslow Cross, Navan (hereinafter called "the Lessor" which expression shall unless otherwise stated include its successors and assigns)

(2) PEMSTAR IRELAND LIMITED having its registered office at 30 Herbert Street, Dublin 2 (hereinafter called "the Lessee" which expression shall unless otherwise stated include its successors and permitted assigns)

AND

(3) PEMSTAR INC. a body corporate incorporated under the laws of Minnesota, having its principal office at 3535 Technology Drive, Minnesota 55901, United States of America (hereinafter called "the Guarantor" which expression shall unless otherwise stated include its successors and permitted assigns).

WITNESSES as follows:

1. In consideration of the rents covenants and conditions hereinafter reserved and contained and on the part of the Lessee to be paid observed and performed and at the request of the Guarantor the Lessor HEREBY DEMISES unto the Lessee ALL THAT AND THOSE the premises more particularly described in the Schedule hereto TOGETHER WITH:-

       1.1 the factory and other buildings erected thereon and the Lessor's fixtures fittings and equipment therein or thereon (all which said land buildings fixtures fittings and equipment are hereinafter collectively called the "demised premises") and;

       1.2 full and free right of access in common with the Lessor and all other persons who now have or shall hereafter have the like right at all reasonable times over the roads coloured yellow on the Plan annexed hereto for the purposes of pedestrian and vehicular access to and egress from the demised premises

       1.3 the free and uninterrupted passage and running of water soil gas electricity oil telecommunications heating steam radio and television signals effluent drainage electricity and any other service or supply (the "Services") to and from the demised premises through the sewers drains watercourses conduits pipes wires and cables (the "Conduits") which now are or may hereafter within the term of this Lease be in or over under or upon the other buildings and lands the property of Industrial Development Agency (Ireland) (the "Superior Landlord") and its tenants adjoining or near to the demised premises (the "Adjoining Premises");

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       1.4      the full and free right and liberty to the Lessee its servants and agents to enter (after at least two days notice except in the case of emergency) upon the Adjoining Premises at all reasonable times for the purpose of connecting, laying, inspecting, repairing, cleaning, maintaining, altering, replacing or renewing any Conduit including the provision of a water meter and to erect, construct or lay in, over, under or across the demised premises not built upon any Conduits, cables, poles, structures, fixtures or other works for the Services to and from the demised premises causing as little inconvenience as possible to the occupiers of the Adjoining Premises and the Lessee making good any damage to the demised premises thereby occasioned, but not being liable for any compensation;

2.       EXCEPTIONS

EXCEPTING AND RESERVING unto the Lessor:

       2.1 the free and uninterrupted passage and running of Services to and from the other buildings and lands the property of the Lessor and its tenants adjoining or near to the demised premises through the Conduits which now are or may hereafter within the term of this Lease be in or over under or upon the demised premises;

       2.2 at any time hereafter and from time to time full right and liberty to execute works services and erections and buildings upon or to alter or rebuild any of the erections services and buildings erected on its adjoining and neighbouring lands and to use the same as it may think fit provided that the Tenants rights of and access to light and air are not materially adversely affected and provided that such works do not materially interfere with the ability to conduct the business which will be undertaken in the demised premises;

       2.3 the full and free right and liberty to the Lessor its servants and agents to enter (after at least two days notice except in the case of emergency) upon the demised premises at all reasonable times for the purpose of connecting, laying, inspecting, repairing, cleaning, maintaining, altering, replacing or renewing any Conduit including the provision of a water meter and to erect, construct or lay in, over, under or across the demised premises not built upon any Conduit for the drainage of or for the supply of Services to and from the Adjoining Premises causing as little inconvenience as possible to the Lessee and the Lessor making good any damage to the demised premises thereby occasioned, but not being liable for any compensation and provided that such works do not materially interfere with the ability to conduct the business which will be undertaken in the demised premises;

       2.4 all rights easements and privileges now belonging to or enjoyed by any adjoining or neighbouring property

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       2.5      all mines, minerals, quarries and royalties whatsoever in or under the demised premises during the term of the demise are excepted and reserved out of the demise.

HABENDUM AND REDDENDUM

TO HOLD the same unto the Lessee for the term of fifteen years from 1 October 2000 (the "Term") subject to the covenants terms and conditions hereinafter contained YIELDING AND PAYING unto the Lessor during each of the first five years of the term the initial yearly rent of IR(pound)125,875(One Hundred and Twenty Five Thousand Irish Pounds Eight Hundred and Seventy Five Irish Pounds) (hereinafter when specifically referred to called "the first reserved rent") and thereafter a rent to be determined as provided in Clause 3 hereof (hereinafter when specifically referred to called "the reviewed rent") such rent to be paid without any deduction in advance on every 1st day of October, 1st day of January, 1st day of April and 1st day of July in every year the first payment to be made on the execution hereof and to be in respect of the period from 1 October 2000 AND YIELDING AND PAYING by way of additional rent all sums due by the Lessee by way of insurance premiums pursuant to Clause 4.2.2 and all services charges (if any) due by the Lessee pursuant to Clause 4.7.1.

3.       Rent Review

3.1 In this Clause the following expressions shall have the following meanings respectively:

       3.1.1 "Review Date" shall mean the fifth anniversary of the term commencement date and every fifth anniversary of that date throughout the Term;

       3.1.2 "Current Market Rent" shall mean the gross full market rent without any deduction whatsoever at which the demised premises might reasonably be expected to be let at the nearest Review Date in the open market without fine or premium as between a willing Lessor and a willing Lessee and with vacant possession for a term (commencing on the Review Date) equal to the greater of fifteen years or the residue then unexpired of the term hereby granted and on the same terms and conditions in all other respects as this present Lease (other than the amount of rent hereby reserved but including the provision for five yearly rent reviews) and upon the supposition (if not a fact) that the covenants on the part of the Lessee herein have been fully performed and observed and that in the event of the demised premises having being destroyed or damaged by any of the insured risks the same shall then have been fully rebuilt, repaired or reinstated (as the case may be) in a good and substantial manner there being disregarded:

               3.1.2.1  any effect on rent of the fact the Lessee has been in occupation of the demised premises and any goodwill attached to the demised premises by reason

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                       of the carrying on therein of the business of the
                       Lessee;

               3.1.2.2  any effect on rent of any improvement (whether or not within the meaning of the Landlord and Tenant Acts, 1931 to 1994 or any Acts amending or extending or re enacting the same) of the demised premises or any part thereof carried out by the Lessee with the licence of the Lessor at the Lessee's own expense (otherwise than in pursuance of any obligation to the Lessor) and carried out prior to or during the currency of this Lease including (without limitation) any mezzanine installed in the Demised Premises by the Lessee with the consent of the Lessor;

               3.1.2.3  any diminution of the rental value of the demised premises caused by works carried out thereon by the Lessee its sub-tenants or predecessors in title during the term.

       3.2 The Rent for the time being payable by the Lessee hereunder shall be subject to increase in accordance with the following provisions of this Clause;

       3.3 The Lessor its servants or agents shall be entitled by notice in writing given to the Lessee its servants or agents not earlier than twelve months before and not more than twelve months after a Review Date to call for review of the rent payable by the Lessee to the Lessor at the Review Date specified in the notice and if upon any such review it shall be ascertained or determined that the Current Market Rent of the demised premises at the Review Date is greater than the rent payable hereunder immediately prior to such Review Date as from that Review Date the yearly rent payable hereunder shall be increased to the Current Market Rent so ascertained PROVIDED ALWAYS that if the Lessor shall not serve such notice as aforesaid for the review of rent prior to or within twelve months after any Review Date it shall nevertheless be entitled to do so at any time prior to the following Review Date upon the same terms and conditions as are hereinbefore provided for save that the expression "Current Market Rent" shall be deemed to be the Current Market Rent on the immediately preceding Review Date and in such event such reviewed rent shall be payable by the Lessee from the gale day preceding the date of the said notice up to the following Review Date or until it is further reviewed in accordance with the foregoing provisions PROVIDED FURTHER that in no circumstances shall the rent payable hereunder following such review be less than the rent payable by the Lessee immediately prior to the Review Date;

3.4 Every such review as aforesaid shall in the first instance be made by Lessor and Lessee or their respective surveyors in collaboration but if no agreement as to the amount of the Current Market Rent at the Review Date shall have been reached between the parties hereto or their surveyors within three months or such extended period as may be agreed by the Lessor and the

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       Lessee after the date of the Lessor's notice calling for such review then the question of the amount of the Current Market Rent of the demised premises at the Review Date shall be referred to the decision of a single Chartered Surveyor who shall act as an independent Valuer (acting as an expert) such Chartered Surveyor to be nominated by the Lessor by notice in writing to the Lessee and if the Lessee shall reject such nomination or fail or neglect to agree within one month of the Lessor's notice such Chartered Surveyor shall be appointed on the application of the Lessor by the Chairman or acting Chairman for the time being of The Society of Chartered Surveyors in the Republic of Ireland which term shall include any other body established from time to time in succession or substitution or carrying on the function currently carried out by the same and in default of any such appointment any reason within one month of such application by a Chartered Surveyor to be nominated by the Lessor;

3.5 If the Chartered Surveyor shall fail to determine the new rent within three months of his appointment or if he shall relinquish his appointment or die or if it shall become apparent that for any reason he will be unable to complete his duties hereunder a new Chartered Surveyor shall be appointed in his place in accordance with sub-clause 3-4 above;

3.6 If upon any such review the amount of any increased rent shall not be ascertained or determined prior to the Review Date the Lessee shall continue to pay rent at the yearly rate payable immediately prior to the Review until the gale day next following the ascertainment or determination of any increased rent whereupon, subject to the first proviso to Clause 3.3 hereof, there shall be due as a debt payable by the Lessee to the Lessor on demand a sum equal to the amount by which the rent for the period since the Review Date calculated at the increased rate exceeds the rent for that period calculated at the previous rate together with interest thereon calculated at the rate of 4% per annum over three month euribor from the date upon which the increased rent became due until the date of payment or if there shall be no such rate the aforesaid sums shall bear interest at the rate of 12% p.a.;

3.7 Upon each such review as aforesaid there shall be added to the Current Market Rent thereby determined or agreed a further sum of (pound)0.20p per square foot. This shall constitute the new rent up to the next review date and the Lessee shall (if required by the Lessor) forthwith complete and sign a written memorandum or if the Lessor shall so elect execute a deed of record recording the increased rent thenceforth payable and the Lessee shall pay the Stamp Duty (if any) payable on such memorandum or deed of record;

3.8 In the event of the Lessor being prevented or prohibited in whole or in part from exercising its rights under this Clause and/or obtaining an increase in the rent on any of the Review Dates by reason of any legislation Government Order or decree or Notice (increase in this context meaning such increase as would be obtainable disregarding the provisions of any such legislation and otherwise as aforesaid) then the date at which the review would otherwise have taken effect shall be deemed to be extended to permit and require such review to take place on the first date thereafter upon which such right or increase may be exercised and/or obtained in whole or in part and when in part on so many occasions as shall be necessary to obtain the

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       whole increase (meaning the whole of the increase which the Lessor would have obtained if not prevented or prohibited as aforesaid) and if there shall be a partial prevention only there shall be a further review on the first date or dates aforesaid notwithstanding the rent may have been increased in part on or since the date of review but in no instance shall the increase in rent be dated back to exceed the statutory controls on increases of rent laid down by law.

LESSEES COVENANTS

4.       The Lessee hereby covenants with the Lessor as follows:

Payment of Rent

4.1.1 to pay the said yearly rents at the times and in the manner aforesaid clear of all deductions and by way of Standing Banker's Order if required by the Lessor;

4.1.2 If the Lessee shall fail to pay the rent hereinbefore reserved or any other sum reserved or made payable hereunder within 14 days of the day and in the manner herein prescribed for the payment of same every such unpaid rent or sum shall bear interest at the rate of 4% over 3 month euribor from the date on which the rent or other sum became due until the actual date of payment or if there shall be no such rate the aforesaid sums bear interest at the rate of 12%.

Payment of Outgoings

4.2.1 to bear pay and discharge all rates taxes assessments duties charges outgoings and impositions whatsoever whether imposed by statute or otherwise and whether of a national local character which now are or during the said term shall be charged assessed or imposed upon the demised premises or any part thereof or upon the owner or occupier in respect thereof;

Insurance Premium

4.2.2 to pay to the Lessor annually a sum or sums of money equal to the amount which the Lessor may expend or require to expend in effecting or procuring and maintaining or procuring the maintenance of insurance of the demised premises against the insured risks as defined in Clause 5 hereof to their full reinstatement cost and two years' loss of rent such sum or sums to be paid without any deduction in every year upon the Lessor's demand the first payment (or a proportionate part thereof) to be made on the execution hereof;

Compliance with Enactments

4.3 at all times during the said term to observe and comply in all respects with the provisions and requirements of any and every enactment the time being in force or any orders or regulations

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       thereunder for the time being in force and to do and execute or cause to be done executed all such works as under or by virtue of any such enactment or any orders or regulations thereunder for the time being in force are or shall be properly directed or necessary to be done or executed or in respect of the demised premises or any part thereof whether by the owner, landlord, lessee, tenant or occupier and at all times to keep the Lessor indemnified against all claims demands and liability in respect thereof and without derogating from the generality of the foregoing to comply with the requirements of any local or other statutory authority and the order or orders of any court of competent jurisdiction and immediately after the receipt of any Notice requiring works to be carried out by any local or statutory authority or by order of any court of competent jurisdiction, the Lessee shall send a copy thereof to the Lessor;

Fire Precautions

4.4 at all times during the said term to comply with all the recommendations or requirements of the appropriate authority relation to fire precautions and safety whether notified or directed to the Lessor or the Lessee and to indemnify the Lessor against any or expenses in complying with any such requirement or recommendation and not to obstruct the access to or means of working any fire precaution or safety apparatus or appliance for the time being installed in the demised premises;

Housekeeping

4.5 to keep such part of the land forming part of the demised premises as is from time to time undeveloped and the grass gardens and any trees shrubs and hedges in proper and neat order and condition and any ditches streams culverts and watercourses properly cleared and cleaned and the banks thereof in proper repair and condition and particular not to deposit or permit to be deposited any rubbish or refuse nor without the consent in writing of the Lessor (and then only on such parts of the said land and subject to such conditions as Lessor may stipulate or impose) to store stack or lay out any material used for the purpose of manufacture or otherwise on any part of the said land;

Repairs

4.6 at all times during the said term to repair (and in the case of fixtures, fittings and equipment to replace or renew as may from time to time be necessary) maintain, rebuild, replace and renew and keep in good and substantial repair and condition the whole of the demised premises and all additions thereto constructed or placed thereon and the Lessor's fixtures fittings and equipment therein and all pipes drains, wires, cables, metres, channels, sewers, sanitary and water apparatus, glass, pavings, walls, fences and railings vaults and appurtenances in good and substantial repair and working order and maintained paved cleansed and amended in every respect (damage by any of the insured risks excepted) PROVIDED THAT the policy or policies of insurance shall not have been vitiated or payment of the policy monies withheld or

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       refused in whole or in part by reason of any act neglect or default of the Lessee or the servants agents licensees or invitees of the Lessee;

Estate Charges

4.7.1 if the demised premises are situate upon an Industrial Estate, (the "Estate") to bear with the owners or occupiers of each other unit in the Estate the cost and expense all necessary maintenance, repair and up-keep (and operating cost where applicable) of access roads, footpaths, common areas, drainage and water services and public lighting in the same proportion as the gross floor area of the buildings erected on the demised premises bears to:

               (A)      In the case of a completed Estate the total gross
                       floor areas of all the industrial units in the Estate and

               (B)      In the case of a non completed or part completed
                       estate the total gross floor areas of all completed units in the Estate and where roads services have been provided to un-developed areas of the Estate, the gross floor area of buildings the course of erection and proposed buildings fronting on to such services until such time as same are taken in charge by the Local Authority;

4.7.2 to bear with the owners or occupiers of each other unit the Estate the cost and expense of all necessary estate security in the same proportion as gross floor area of the buildings erected on the demised premises bears to the gross floor areas of all the completed units in the Estate;

Statutory Requirements

4.8 Without prejudice to the generality of Clause 4.4 hereof, in all respects to comply with all the provisions of the Factories Acts, Local Government (Planning and Development) Acts, Building Control Act, The Local Government (Water Pollution) Acts 1977 to 1990, The Air Pollution Act, 1987, The Environmental Protection Agency Act, 1992 and the Public Health Acts and of all regulations thereunder and with any other obligations imposed by law in regard to the demised premises and the carrying on of the trade or business for the time being carried on upon the demised premises and to indemnify the Lessor against all liability in respect of any contravention's of any such requirements;

Permitted Entry

4.9 to permit the Lessor or its duly authorised agents and all proper parties at all reasonable times on reasonable notice in writing being given to the Lessee to enter the demised premises and examine the state of repair and condition thereof (and in particular for all necessary purposes of providing inspecting maintaining and repairing the Services and to check and take inventories of the Lessor's fixtures fittings and equipment therein) and to repair and make good all defects

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       decays and wants of repair thereto of which notice in waiting shall be given by the Lessor to the Lessee and for which the Lessee may be liable hereunder within three calendar months after the giving of such notice PROVIDED that in case of default by the Lessee the Lessor may make good such defects decays and wants of repair and the cost of the same shall be a debt recoverable from the Lessee by Lessor on demand;

Permitted Works

4.10 to permit the Lessor and all persons authorised by it and its respective surveyors agents and workmen at all reasonable and convenient times in the daytime on reasonable notice being given in writing to the Lessee or at any time in the case of emergency to enter on the demised premises or any part thereof for the purpose of repairing or building on any adjoining premises as occasion shall require and for the purpose of making repairing, maintaining, cleansing, lighting and keeping in order and good condition all ways, roads, Services, watercourses, ditches, culverts, fences, hedges or other conveniences which shall belong to or be used for the demised premises in common with other premises and also for the purpose of laying down maintaining repairing and testing Conduits or for other similar purposes the Lessor or such persons as aforesaid making good any damage occasioned thereby to the demised premises and provided that the exercise of these rights does not materially interfere with the ability to conduct the business which will be undertaken in the demised premises;

Alterations

4.11.1 not to make any alterations or additions to the demised premises or erect any new buildings thereon without the prior written consent of the Lessor (such consent not to be unreasonably withheld or delayed) and the approval of the Lessor to the plans and specifications thereof (such approval not to be unreasonably withheld or delayed) and if such consent and approval is given to make such alterations or additions in conformity with such plans and specifications in a good and workmanlike manner and in accordance with good building practice with good and suitable materials and in accordance with all necessary planning permissions and building regulations;

4.11.2 if the demised premises are altered (whether pursuant to a consent given under Clause 4.11.1 hereof or otherwise) the Lessee will on the termination of this Lease forthwith restore the demised premises at the Lessee's own expense, to their original condition at the date of this Lease save for those alterations which are agreed to be permanent alterations and will make good all damage in want of repair and decoration caused by the original alterations or restoration work.

User

4.12 to use the demised premises for manufacturing and ancillary offices and not to use the demised premises or suffer or permit the same to be used for any other purpose whatsoever except with

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       the previous written consent of the Lessor such consent not to be unreasonably withheld or delayed;

Nuisance

4.13 not to do or permit to be done upon or in connection with the demised premises or any part thereof any act matter or thing whatsoever which may be or grow to be a nuisance annoyance disturbance or inconvenience or cause damage to any neighbouring adjoining or adjacent property or the owners or occupiers thereof and to pay to the Lessor all costs charges and expenses which may be incurred by the Lessor in abating a nuisance in respect of the demised premises and to execute all such works as may be necessary for abating such nuisance in obedience of a notice lawfully served by a local or public authority or pursuant to any court order;

Signs

4.14 not to exhibit on any part of the undeveloped or unbuilt upon lands comprised in the demised premises or on the outer walls or roofs of any building or structure thereon any signboard placard lettering or lighting of any kind except such as may previously have been approved by the Lessor in writing such approval not to be unreasonably withheld or delayed and in default or on the Lessor taking objection the Lessor may enter and remove the same at the Lessee's cost PROVIDED however that the Lessee shall be entitled to erect a sign displaying the name of the Lessee in such position and of such form colour and design as may be first approved by the Lessor such approval not to be unreasonably withheld or delayed;

Furnaces

4.15 to ensure that every furnace employed in the working of engines by stream or other motive power and every other furnace employed in any building or erection on the demised premises is constructed so as substantially to consume or burn the smoke arising therefrom and not to use or suffer to be used negligently any such furnace so that the smoke arising therefrom is not substantially consumed or burnt and not to cause or permit any grit or noxious or offensive effluvia to be omitted from any engine furnace chimney or other apparatus on the demised premises without using the best practicable means preventing or counteracting such emission and in all aspects to comply with the provisions of all relevant statutes and statutory regulations and with the requirements of any notice of the local or other authority served thereunder;

Effluent

4.16.1 to take such measures as may be necessary to ensure that any effluent discharged into the drains or sewers which belong to or are used for the demised premises in common with other premises will not be corrosive or in any way harmful to the said drains or sewers or cause any obstruction or deposit therein;

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4.16.2   not to discharge or allow to be discharged any solid matter from the demised premises into the drains or sewers as aforesaid nor to discharge or allow to be discharged therein any fluid of a poisonous or noxious nature or of a kind calculated to or that does in fact destroy sicken or injure the fish or contaminate or pollute the water of any stream or river and not to do or omit or allow or suffer to be done or omitted any act or thing whereby any land or the waters of any stream or river may be polluted or the composition thereof so changed as to render the Lessor liable to any action or proceedings by any person whomsoever;

Vibration and Overloading

4.17 not to do or permit or bring in or upon the demised premises anything the use of which would cause damage by vibration or otherwise to the demised premises or any adjoining premises or which might throw on the demised premises or on any adjoining premises any weight or strain in excess of that which such premises are capable of bearing with due margin for safety and in particular not to overload the floors the hoists or the electrical installations or the other services of in or to the demised premises nor suspend any excessive weight from the ceilings or walls stanchions the hoists or the structure thereof. The Lessee shall seek professional advice at the Lessee's own expense to ensure that there shall not be an infringement of this covenant;

Alienation

4.18.1 not to assign or underlet the demised premises or any part thereof or grant any licence in respect of the demised premises or any part thereof nor part with or share the possession or occupation thereof or any part thereof without making prior application in writing to the Lessor for consent (such consent not to be unreasonably withheld or delayed) such application to give all reasonable information concerning the proposed assignee as the Lessor may reasonably require and no such assignment shall take place prior to the written consent of the Lessor being granted;

       In the case of an under-lease of the entire or part of the demised premises such under-lease shall reserve the full rack rent then payable (pro rata in the case of an underletting of part and at no time less that rent payable under this Lease pro rata) of the demised premises and if required by the Lessor the under-Lessee shall enter into a direct covenant with the Lessor to perform and observe all of the covenants (other than that for the payment of the rents hereby reserved) and conditions herein contained;

4.18.2 within fourteen days of every assignment assent transfer underlease assignment of underlease or mortgage of or relating to the demised premises or any part thereof to give notice thereof in writing with particulars thereof to the Lessor's Solicitor and produce to him such instrument or other evidence of devolution and to pay the Lessor's Solicitor any costs incurred by the Lessor relating thereto.

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4.18.3   PROVIDED ALWAYS that the Lessee shall be free to share occupancy of the demised premises with other member companies of the Pemstar group without having to obtain Landlord's consent provided that no such occupier shall be permitted to acquire renewal rights under Landlord and Tenant legislation.

Insurance

4.19 not to knowingly do or permit or suffer to be done anything whereby the policy policies of insurance on the demised premises or any adjoining or neighbouring premises may not be renewed or may become void or voidable or whereby the rates of premium thereon may be increased and to repay to the Lessor all sums paid or payable by way of increased premiums and all expenses incurred by it in or about the renewal of such policy or policies rendered necessary by a breach of this covenant and all such payments shall be made immediately on demand;

Storage of Combustible/Offensive Substances

4.20 without prejudice to any other clause herein, not to keep or allow to be kept on the demised premises any substance or material of combustible or offensive nature the keeping whereof may require a licence/consent of any local or public authority unless the Lessee obtains such a licence/consent and complies with the terms and conditions thereof. The Lessee shall inform the Lessor in writing of any application for and of the issuing of such a licence/consent;

Conveyancing Act Notices

4.21 to pay all reasonable and proper costs and charges and expenses (including solicitor's costs and surveyor's fees) incurred by the Lessor for the purpose of or incidental to the preparation and service of any notice under Section 14 of the Conveyancing Act 1881 (or any statutory modification or re-enactment thereon, requiring the Lessee to remedy a breach of any of the covenants hereinbefore contained notwithstanding forfeiture for such breach may be avoided otherwise than by relief granted by the court;

Stamp Duty and VAT

4.22 to pay any Value Added Tax lawfully imposed upon and added to any fee, charge, cost or expense for which the lessor may be liable under this Lease and to pay the stamp duty and registration fees on this granting of this Lease PROVIDED THAT the Lessor shall co-operate with the Lessee in availing of the procedure provided for in S.4A VAT Act 1972 (as amended).

Yielding Up

4.23 at the expiration or sooner determination of the said term quietly to yield up the demised premises together with all the Lessor's fixtures fittings and equipment now or which during the said term shall be affixed or fastened thereto in such good and substantial repair and condition as shall be in accordance with the covenants on the part of the Lessee herein contained and in case any of the said fixtures fittings or equipment shall be missing broken damaged or destroyed forthwith to replace them with others of a similar kind and of equal value, fair wear and tear excepted, and to make good any damage caused to the demised premises by the removal of the Lessee's fixtures, fittings and furniture and effects (damage by any of the insured risks excepted if and so long only as the policy or policies of insurance shall not have been vitiated or payment of the policy monies withheld or refused in whole or in part by reason of any act neglect or default of the Lessee or the servants, agents licensees or invitees of the Lessee).

Use of Demise

4.24 not at any time to use the demised premises or any part thereof or allow the same to be used for any entertainment or for any dangerous noisy or noxious or offensive trade business manufacture or occupation whatsoever or for a residence or for any illegal or immoral purpose nor permit any sale or auction to be held on the demised premises;

Superior Lease

4.25 to comply in so far as the same are applicable to the demised premises with the covenants of and conditions (other than the covenant for payment for rent and other payments) contained in a Lease of the demised premises dated 8 December 2000 and made between (1) the Superior Landlord and (2) the Lessor (the "Superior Lease") under which the demised premises are held by the Lessor;

Indemnity

4.26 to fully and effectually indemnify the Lessor against the breach, non performance or non-observance by the Lessee of any of the covenants and conditions on the Lessee's part herein contained or of the provisions or stipulations herein contained and intended to be performed and observed by the Lessee and against any actions, costs, claims, expenses and demands whatsoever or howsoever arising in respect of or as a consequence (whether direct or indirect) of any such breach, non-performance or non-observance as aforesaid.

Lessors Covenants

5. The Lessor hereby covenants with the Lessee in manner following that is to say:

Insurance

5.1 Subject to reimbursement by the Lessee and insurance cover being available against the risks hereinafter specified, the Lessor will insure or procure the insurance of the demised premises and all Lessor's fixtures fittings and equipment therein and thereon (other than Lessee's and Trade fixtures) and keep the same insured to the full reinstatement cost (to be reasonably determined by the Lessor or its surveyor from time to time) against loss or damage by fire, explosion, lighting, storm, tempest, flood, impact by vehicles, earthquake, aircraft, riot and civil commotion and malicious damage, bursting or overflowing of water tanks, apparatus, drains, sewers or pipes and including demolition and site clearance expenses, architects', engineers' and surveyors' fees and value added tax and any other duty exigible on any building contract as may be entered into relative to the reconstruction, reinstatement or repair of the demised premises or any part thereof resulting from the destruction, loss or damage thereof or thereto or from any of the perils aforesaid and such other perils expenses and losses as the Lessor in its sole discretion shall think fit including two years loss of rent and notify to the Lessee in writing (all such risks and perils being referred to as "the Insured Risks") PROVIDED THAT the Lessor shall notify the Lessee of any inability on its part to effect any such insurance as aforesaid;

5.2 In the event of the demised premises or any part thereof being destroyed or damaged by any of the risks or perils in respect of which the Lessor pursuant to the terms hereof is obliged to effect insurance so as to render the premises unfit for occupation use or access then and in such cases (unless the insurance of the demised premises shall have been forfeited or made ineffective by any act neglect or default of the Lessee its servants, agents, licensees or invitees) the rent hereby reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained shall from and after such destruction or damage and until the demised premises shall have been rebuilt or reinstated and made fit for occupation use and access be suspended and cease to be payable PROVIDED THAT if the demised premises have not been rebuilt or reinstated and made fit for occupation use and access within 15 calendar months of such destruction or damage the Lessee may by notice in writing surrender this lease to the Landlord;

5.3 In case the demised premises or any part thereof shall be destroyed and become ruinous and become uninhabitable or incapable of beneficial occupation or enjoyment by for or from any of the Insured Risks the Lessee hereby absolutely waives and abandons its rights (if any) to surrender this Lease under the provisions of Section 40 of the Landlord and Tenant Law Amendment Act, Ireland, 1860 or otherwise;

5.4 If the demised premises or any part thereof shall at any time during the term be destroyed or damaged by fire or any of the Insured Risks as aforesaid, then the Lessor shall with all reasonable speed rebuild, repair and otherwise reinstate the demised premises to a factory premises of the same square footage and utility as the demised premises (subject to the Lessor obtaining all relevant statutory approvals), unless the policy or policies of insurance shall have been vitiated or rendered less than fully effective by any act neglect default or omission of the Lessee its servants, agents, licensees or invitees;

5.5 In the event of the demised premises or any part thereof being destroyed or damaged by any of the risks in respect of which the Lessor pursuant to the term hereof is obliged to effect insurance at any time during the term hereby created and the insurance money under any insurance against the same effected thereon by the Lessor being wholly or partly irrecoverable by reason solely or in part of any act or default of the Lessee its servants, agents, licensees or invitees then and in every such case the Lessee will forthwith (in addition to the said rent) pay to the Lessor the whole or (as the case may require) a fair proportion of the cost of completely rebuilding and reinstating the same;

Quiet Enjoyment

5.6 That the Lessee paying the rents hereby reserved and performing and observing the several covenants and agreements herein contained and on the Lessee's part to be observed and performed shall and may peaceably and quietly hold and enjoy the demised premises during the said term without any interruption or disturbance from or-by the Lessor or any person or persons rightfully claiming under or in trust for the Lessor.

Superior Lease

5.7 to comply in so far as the same are applicable with the covenants of and conditions contained in the Superior Lease under which the demised premises are held by the Lessor and to procure the performance by the Superior Landlord of its obligations thereunder;

Option to Terminate

6.1 IT IS HEREBY AGREED between the Lessor and the Lessee that notwithstanding anything contained in this Lease that on the Lessee :-

6.1.1 giving the Lessor at least 365 days (Three Hundred and Sixty Five) prior notice in writing to expire on the last day of the seventh year of the term hereby granted and paying a penalty of twelve calendar months rent to the Lessor with the notice, the Lessee may surrender this Lease to the Lessor on the last day of the seventh year of the term hereby granted but without prejudice to any liability in respect of antecedent breaches of the terms of this Lease by either party.

6.1.2 giving the Lessor at least 180 (One Hundred and Eighty) days prior notice in writing to expire on the last day of the tenth year of the term hereby granted and paying a penalty of six calendar months rent to Lessor with the notice the Lessee may surrender this Lease to the Lessor on the last day of the tenth year of the term hereby granted but without prejudice to any liability in respect of antecedent breaches of the terms of this Lease by either party.

Forfeiture

6.2 If the said Rent or any sum payable hereunder or any part thereof shall be unpaid for 28 days after any of the days hereinbefore appointed for payment whether same shall have been lawfully demanded or not; or

6.2.1 if any covenants on the Lessee's part herein contained shall not be observed or performed and the due notice of the existence of such breach having been given to the Lessee;

6.2.2 if the Lessee being an individual or firm shall become bankrupt or compound or arrange with his or its Creditors or being a company shall go into liquidation either compulsorily or voluntarily (except for the purpose of a reconstruction or amalgamation); or

6.2.3 if the Lessee being a Company shall permit or suffer a Receiver to be appointed over its assets;

       then and in any of the said cases and at any time thereafter it shall be lawful for the Lessor or any persons authorized by the Lessor following the expiry of 14 days from the date of service by the Lessor of a notice to quit to enter upon the demised premises or any part thereof in the name of the whole and to re-possess the same and to enjoy the same as if this Lease had not been executed but without prejudice to any right of action or remedy by either party in respect of any antecedent breach of any of the covenants by the other herein contained.

6.3 If at such time as the Lessee has vacated the demised premises after the determination of the term hereby granted either by effluxion of time or otherwise any property of the Lessee shall remain in or on the demised premises and the Lessee shall fail to remove the same within seven days after being requested by notice in writing by the Lessor so to do then and in such case the Lessor (without being obliged to do and in any event without prejudice to such other rights as the Lessor may have in that behalf) may as agent of the Lessee (and the Lessor is hereby appointed by the Lessee to act as such agent and in its capacity as such agent to act as the Lessor in its absolute discretion shall think fit) sell such property and shall then hold the proceeds of sale after deducting the costs and expenses of removal storage (including loss of or reduction in rent received by the lessor on account of such property remaining by way of storage pending sale in the demised premises) and sale reasonably and properly incurred or suffered by it to the order of the Lessee PROVIDED THAT the Lessee shall indemnify the Lessor against any liability incurred by the Lessor to any third party whose property shall have been sold by the Lessor in the bona fide mistaken belief (which shall be presumed unless the contrary is proved) that such property belonged to the Lessee and was liable to be dealt with as such pursuant to this sub-clause;

Superior Lease

6.4 all reservations and exceptions herein in favour of the Lessor shall enure for the benefit of the Superior Landlord (if any) of the Lessor in relation to any covenant or obligation of the Lessor hereunder or any consent required to be sought from the Lessor the term "the Lessor" shall mean and include the Lessor and such Superior Landlord;

Notices

6.5 any notices requiring to be served hereunder shall be sufficiently served on the Lessee if left addressed to at as the principal office of the Lessee or forwarded to it by registered post or left at its last known address in Ireland and shall be sufficiently served on the Lessor if delivered to it personally or forwarded to it by registered post or left at its registered office in Ireland. A notice sent by post shall be deemed to be given at the time when it was delivered to the address to which it is sent.

IT IS HEREBY CERTIFIED

       (i) by the Lessee that it is the person becoming entitled to the entire beneficial interest in the interest hereby created and that all necessary consents under Sections 12 and 45 of the Land Act 1965 have been obtained and that all conditions attached thereto have been complied with.

       (ii) that the consideration (other than rent) for the sale/lease is wholly attributable to property which is not residential property and that the transaction effected by this instrument does not form part of a larger transaction or of a series of transactions in respect of which the amount or value, or the aggregate amount or value, of the consideration (other than rent) which is attributable to property which is not residential property exceeds (pound)5,000.

       (iii) that section 29 (lease combined with building agreement for dwellinghouse/apartment) of the Stamp Duties Consolidation Act, 1999, does not apply to this instrument.

       (iv) for the purposes of section 29 of the Companies Act, 1990 that the parties are not connected with each other in a manner which would require this transaction to be ratified by resolution of either.

Guarantee

8.1 In consideration of this lease the Guarantor guarantees to the Lessor for as long as Pemstar

       Ireland Limited is the Lessee hereunder that it will duly pay the rent herein reserved and perform and observe the covenants and agreements on the Lessee's part herein contained and further that any forbearance or giving of time to the Lessee shall not release the Guarantor from liability hereunder.

8.2 The liability of the Guarantor hereunder shall cease on a valid assignment of this lease or on the determination of the term hereby created, but without prejudice to antecedent breaches by the Lessee of any of the covenants and agreements on the Lessee's part herein contained.

Registration

9        The Lessor hereby assents to the registration of the within lease as a burden on the folio to be opened on the registration of a lease dated 8 December 2000 and made between (1) Industrial Development Agency (Ireland) and (2) the Lessor and consents to the use of the land certificate to such folio for the purposes of such registration.

IN WITNESS whereof the parties hereto have executed this Lease the day and year first herein written.



PRESENT when the Common Seal
of THE LESSOR
was affixed hereto:-


                                 /s/ C. BARRY
                                       -----------------------------

                                 /s/ S. DAVIS
                                       -----------------------------



PRESENT when the Common Seal
of THE LESSEE
was affixed hereto:-


                                 /s/ R. HANLON
                                       -----------------------------

                                 /s/ LIAM QUIRKE
                                       -----------------------------



PRESENT when the Common Seal
of THE GUARANTOR
was affixed hereto:-


                                 /s/ AL BERNING
                                       -----------------------------

                              SCHEDULE

ALL THAT AND THOSE the land and premises situate in the Townland of Athlumney and County of Meath being part of the lands comprised in Folio 28469F of the Register County Meath as more particularly described on the plan annexed to lease dated 8 December 2000 and made between (1) Industrial Development Agency (Ireland) and (2) the Lessor and thereon outlined with a red verge line, and which said premises are further identified on the map or plan annexed hereto and thereon edged red excluding the portion of the premises outlined in blue on which an ESB sub-station is located.

                            DATED 5/4/2001



                      (1) DERRAGLEN TRADING LIMITED


                       (2) PEMSTAR IRELAND LIMITED


                                 AND


                           (3) PEMSTAR INC.



                          ----------------------------

                                LEASE

                          ----------------------------



                        MATHESON ORMSBY PRENTICE
                              SOLICITORS
                           30 HERBERT STREET
                              DUBLIN 2